EXHIBIT 99.1

One Gateway Center, Suite 551, Newton, MA 02458 USA
NEWS
FOR IMMEDIATED RELEASE

CLINICAL DATA ACQUIRES GENOME EXPRESS
TO ENHANCE EUROPEAN EXPANSION
Acquisition Strengthens Clinical Data’s Global Leadership Position in the Pharmacogenomics and
Molecular Services Markets
Broadens European Footprint for Cogenics and PGxHealth and Provides Significantly Enhanced Base of
Operations for Strategic Growth in the Region

NEWTON, Mass. – March 7, 2006 – Clinical Data, Inc. (NASDAQ: CLDA), a worldwide leader in providing comprehensive molecular and pharmacogenomics services as well as clinical diagnostics to improve patient care, announced today that it has purchased GENOME express™, a leading French genomics services company based in the Rhône-Alpes region of France with headquarters in Meylan, France.
Under terms of the Agreement, GENOME express shareholders received total consideration of €2.65 million euros (approximately $3.16 million). Of this amount, €200,000 euros (approximately $238,000) is being paid in cash and the remainder is being paid through the issuance of 123,179 shares of Clinical Data common stock. In connection with the transaction, Clinical Data has agreed to file a registration statement with the U.S. Securities & Exchange Commission to register the shares issued in the transaction. Accordingly, this press release does not and will not constitute an offer to sell or the solicitation of an offer to buy any securities of Clinical Data. GENOME express retained Bioscience Managers Limited as their exclusive advisor for the transaction.
Clinical Data President and CEO Israel M. Stein, M.D., said, “GENOME express is a leading genomics services company. In France, GENOME express is unsurpassed in the scope and breadth of its platform and its capacity for proprietary genomics, transcription, and proteomics analysis as well as its bio-computing backbone. The company has substantial operations and a strong track record of providing value to European and international pharmaceutical companies and biotechs. The services offered by GENOME express are very complementary and additive to those currently being provided by Clinical Data’s Cogenics™ division. This transaction should also be accretive to earnings over the relatively near term.”
“From both a financial and product perspective, and in terms of GENOME express’ geographic reach and client base of over 2000 active customers, this acquisition provides Clinical Data with an ideal opportunity to support additional European initiatives. Expansion beyond our present U.K. operations, where we already have a substantial presence, and into Europe by leveraging GENOME express assets and capabilities, provides the core strategic rationale for this transaction.”
GENOME express CEO Warren Barton, said, “We welcome the opportunity to become a part of Clinical Data. We see this transaction as the initial phase of a strategic opportunity to jointly capitalize on the huge growth potential in genomics and related services in Europe. As a combined company, we anticipate building a substantial competitive advantage driven by the ability to offer the most comprehensive suite of genomics services to clients.”

About GENOME express (www.genome-express.com)
In business since 1994, GENOME express specializes in DNA analysis for customers in human and animal healthcare, pharmaceuticals, agri-food and academic research. DNA contains the genetic code of living species and contains the key to understanding living organisms. GENOME express offers a team of experts, proprietary technologies, and an optimized process that together form a unique molecular biology and bioinformatics platform.
Using its DNA sequencing core business expertise, GENOME express has developed services and high value added solutions that allow its customers to interpret the data generated quickly and efficiently.
Analysis and identification services include:
•	DNA sequencing

•	Food ingredient specification

•	Bacterial identification
GENOME express also offers custom solutions including an R&D outsourcing facility covering many areas of molecular biology, such as genomic exploration and identification of new markers.
To assist customers in conforming to European regulatory directives, GENOME express provides a range of services dedicated to identifying the content and origin of food through DNA analysis. These services include the detection of allergens or biological contaminants and address the needs of large-scale distribution chains and the agri-food industry. GENOME express is also the exclusive Applied Biosystems Advanced Gene Expression Service Provider, under this program, for France.
About Clinical Data, Inc.
Clinical Data, Inc. is a worldwide leader in providing comprehensive molecular and pharmacogenomics services as well as clinical diagnostics to improve patient care. Clinical Data’s Therapeutic DiagnosticsTM division, PGxHealth, builds upon existing assets acquired from Genaissance Pharmaceuticals in the areas of genomics-based, clinical diagnostics, therapeutic efficacy and safety biomarker development for drug utilization. PGxHealth plans to develop and introduce novel Therapeutic Diagnostics in combination with new and existing therapeutics. Clinical Data’s Pharmacogenomics and Molecular ServicesTM division, Cogenics, consolidates the operations of Genaissance Pharmaceuticals, Inc., Lark Technologies, Inc. and Icoria, Inc., each acquired during 2005. Cogenics provides a comprehensive range of molecular and pharmacogenomics services to pharmaceutical, biotech, academia, agricultural, and government clients. These services are offered in both research and regulated environments and have applications across the lifecycle of pharmaceutical product development, including pharmacovigilance requirements post launch. Clinical Data’s Vital Diagnostics division consolidates the operations of Clinical Data Sales & Service, Inc., Vital Scientific NV, Vital Diagnostics Pty. Ltd., and Electa Lab s.r.l. This division serves the clinical laboratory in the traditional in-vitro diagnostics market worldwide with a focus on the physician’s office, hospital and small-to-medium sized laboratory segments. With customers in approximately 100 countries, Vital Diagnostics has achieved a leading market share for instruments and reagents sold into moderately complex physicians’ office laboratories within the United States.
SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
This press release contains certain forward-looking information and statements that are intended to be covered by the safe harbor for forward looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Words such as “expect(s)”, “feel(s)”, “believe(s)”, “will”, “may”, “anticipate(s)” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements about the expected benefits of the Genome Express acquisition. Such statements are subject to certain risks and uncertainties, the effects of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include, but are not limited to, whether Clinical Data will be able to develop or acquire additional products and attract new business and strategic partners; competition from pharmaceutical, biotechnology and diagnostics companies; the strength of our intellectual property rights; the effect on the Company’s operations and results of significant acquisitions or divestitures made by major competitors; the Company’s ability to achieve expected synergies and operating efficiencies in all of its acquisitions, and to successfully integrate its operations; and those risks discussed and identified by Clinical Data in its public filings with the U.S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Clinical Data does not undertake any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures in Clinical Data’s SEC reports, including but not limited to its Annual Report on Form 10-KSB for the fiscal year ended March 31, 2005, and fiscal 2005 and 2006 quarterly reports on Forms 10-QSB and 10-Q.
Internet Website: www.clda.com
For More Information
Investors:
John Quirk
1-646-536-7029
Media:
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1-646-536-7033
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